                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8246

Exact name of registrant as specified in charter:
Delaware Investments Global Dividend and Income Fund, Inc.

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2004

Item 1.  Reports to Stockholders




                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)
CLOSED-END









ANNUAL REPORT NOVEMBER 30, 2004
--------------------------------------------------------------------------------
              DELAWARE INVESTMENTS
              GLOBAL DIVIDEND AND INCOME FUND, INC.












[LOGO] POWERED BY RESEARCH.(SM)

TABLE
  OF CONTENTS

-----------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                         1
-----------------------------------------------------
PERFORMANCE SUMMARY                                 4
-----------------------------------------------------
SECTOR ALLOCATION                                   6
-----------------------------------------------------
FINANCIAL STATEMENTS:
    Statement of Net Assets                         7

    Statement of Operations                        14

    Statements of Changes in Net Assets            15

    Statement of Cash Flows                        15

    Financial Highlights                           16

    Notes to Financial Statements                  17
-----------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                          21
-----------------------------------------------------
OTHER FUND INFORMATION                             22
-----------------------------------------------------
BOARD OF DIRECTORS/OFFICERS                        23
-----------------------------------------------------


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

PORTFOLIO             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  MANAGEMENT REVIEW   December 10, 2004




FUND MANAGERS

Damon J. Andres
Senior Portfolio Manager

Nancy M. Crouse
Senior Portfolio Manager

Philip R. Perkins
Senior Portfolio Manager

Timothy L. Rabe
Senior Portfolio Manager

Q: PLEASE DISCUSS HOW THE MARKETS PERFORMED DURING THE
FISCAL YEAR ENDED NOVEMBER 30, 2004.
A: The 12-month period began on a positive note for the U.S. stock market, with prices increasing until early April.
The market then undertook a rather lengthy period of choppiness, owing to investor uncertainty that stemmed from the political environment, rapidly rising oil prices, ongoing geopolitical unrest, and the potential for slowing economic growth, among other key factors (source: Lipper Inc.).

With the recent conclusion of the presidential election, at least one element of uncertainty has been effectively removed, which is encouraging. Recent data suggest that continued economic growth appears to be intact and that job growth has accelerated (source: U.S. Bureau of Labor Statistics). Also, oil prices reached the lofty level of $55 per barrel range in October, but retreated somewhat in the final month of the period. In general, higher energy prices have neither caused a spike in overall inflation in the U.S., nor have they held back consumer spending (source: Bloomberg L.P.). Lastly, the Federal Reserve has managed the increase in short-term interest rates in a way that has not seemed to have had a negative impact on the stock market.

On the international front, economic expansion continued in most developed nations, to the general benefit of their equity and debt markets. The falling dollar only helped to boost returns among international holdings for the 12-month period. The prospects of further deterioration in the dollar's value will no doubt hold investor interest, particularly if framed against potentially decreasing asset flows into domestic markets.

During the 12-month period, some of the best-performing sectors of the S&P 500 Index were those typically preferred by investors for their defensive characteristics, such as the utilities group. Aggressive stocks, like those found in the technology sector, trailed the broad market in 2004, which we take as an indication of the risk aversion present in the market.

Q: HOW DID THE FUND PERFORM VERSUS ITS BENCHMARK INDEX
AND FUND PEER GROUP FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 2004?
A: Delaware Investments Global Dividend and Income Fund, Inc. returned +22.92% (at net asset value with distributions reinvested) for the fiscal year ended November 30, 2004. For the same time period, the Fund's equity benchmark, the Standard & Poor's 500 Index, appreciated +12.85%. Also, the Fund's peer group, as measured by the Lipper Closed-End Income and Preferred Stock Funds average, appreciated +12.61% for the 12-month period (source: Lipper Inc.).

Q: HOW DID THE FUND'S FIXED-INCOME INVESTMENTS PERFORM
FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 2004?
A: The Fund invests in high-yield corporate bonds, a market not to be left out of the generally favorable investment climate for the fiscal year ended November 30, 2004. Given the typically low yields associated with many income-oriented securities during 2004, high-yield corporate bonds appealed to investors, particularly given the generally strengthening nature of corporate balance sheets (source: U.S. Bureau of Economic Analysis). The Bear Stearns High Yield Index, our benchmark for this portion of the Fund, gained a solid +12.02% for the 12-month period (source: Bloomberg L.P.).

We generated excess return across many areas of the high-yield corporate bond market, which we credit to our focus on stringent market and securities research, intended to attempt to identify securities with appealing fundamentals and attractive valuations. We have continued to dig deeply into both new issue niche credits and battered issues that we believe may recover. Also, we have continued to focus on some smaller companies, which have generally been out of favor but tend to possess solid fundamentals and favorable relative value. During the 12-month period, we favored the cable, chemical, and packaging sectors while we remained cautious of bonds issued by airline, broadcasting, and lodging companies.

Q: PLEASE DESCRIBE THE PERFORMANCE OF THE FUND'S STOCKS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004.
A: In general, Fund performance benefited from the general shift in investor preference from more aggressive types of common stocks, as with those associated with technology and those with more stable operations and a general orientation toward paying dividends. Specifically, the Fund's common stocks trailed the Russell 1000 Value Index, with our security selection and sector allocations impacting Fund return (source: Wilshire Associates Inc.).

Outside the U.S., we observed strong stock performance against a backdrop of continued economic expansion. Japan performed well early on, based on the general perception that its economy had recovered. By year-end, however, Japanese stocks relinquished many of those gains, as domestic demand was somewhat weak. Elsewhere in Asia, developed economies fared quite well, helped by the economic dynamo of Chinese demand for goods and services. Results in Europe were mixed (source: MSCI Inc.).

Sector allocation and security selection were positive influences on the Fund's international stock positions, while currency selection impeded relative performance. Our analysis revealed favorable valuations in Australia, Hong Kong, New Zealand, Spain, and Belgium. All of these markets outperformed the MSCI EAFE Index. Our absence of exposure in Switzerland, an underweighting in Japan, and exposure to non-dollar sovereign bonds also benefited return.

Among preferred securities, a light fall calendar kept investors focused on secondary issues, with the bank sector being rather strong. Agency-related preferred securities exhibited volatility due to ongoing concerns about the status of such government-sponsored enterprises (source: Citigroup Global Markets Inc.).

Q: WHAT IS THE FUND'S POSITION ON REAL ESTATE INVESTMENT TRUSTS?
A: The Fund invests in real estate investment trusts (REITs), which rebounded nicely from the slump they experienced in the second quarter of 2004. During April, REITs were treated unfairly in our opinion, with many investors wrongly treating them just like bonds due to their competitive income streams. REITs got caught up in a general decline in bond prices, which began when economic data signaled that interest rates might move higher. When the interest rate environment calmed and the economy continued on its expansionary path, investor interest in REITs resumed, leading to strong performances for the 12-month period; the NAREIT Equity REIT Index appreciated +29.88% for the fiscal year (source: NAREIT, Inc.).

Q: WHICH INDIVIDUAL BONDS PERFORMED WELL AND WHICH ONES
DISAPPOINTED DURING THE 12-MONTH PERIOD?
A: Portola Packaging faced short-term financing challenges during the 12 months while Advanced Accessory Holdings experienced weakness that typified the automotive sector. The bonds of chemical manufacturer Rhodia, while struggling through much of the period, exhibited a measure of strength in the closing months of the fiscal year. We believe these bonds continue to hold upside potential, and we thus held them in the portfolio as of fiscal year-end. J. Crew was a bond that exhibited strength during the period. Also, we saw our exposure to Gold Kist appreciate, as the poultry producer announced an initial public offering during the period and benefited from rising chicken prices, given health-related concerns involving beef.

International sovereign bonds performed well versus Treasury securities for the 12-month period ended November 30, 2004. A major cause was foreign currency appreciation versus the domestic dollar, which slid lower in relative value as the U.S. moved steadily toward a record current account deficit. Investors generally anticipate further dollar weakness, due in part to expectations for modest monetary tightening on the part of the Federal Reserve, as well as potential slowing of investment inflows into domestic securities. The prospect for higher Treasury yields may close the yield advantage of nondollar sovereigns, placing added focus on security selection and allocation as a means of seeking market outperformance moving forward.

Q: PLEASE NAME SOME REIT INVESTMENTS THAT PERFORMED
WELL DURING THE FISCAL YEAR AND SOME WHICH DID NOT.
A: We underperformed in the apartment sector. Our position in Apartment Investment and Management Company (AIMCO) gained nearly 10 percent during the fiscal year, yet trailed the market due to continued sector weakness brought about by aggressive multifamily construction and the attractiveness of low mortgage rates for potential renters. We sold this position during the period. Within this same sector, we conversely experienced a solid gain in Simon Property Group, which largely manages higher-end retail properties. Appreciating 37 percent for the fiscal year, we maintained our position in Simon Property at period-end, as we did Ramco-Gershenson Properties, a strip mall manager that modestly underperformed the market due to a convertible security issuance and investor concern for the prospects of the stores that anchor Ramco's properties. In the industrial/office space, we benefited from a position in Reckson Associates, which gained 42 percent for the fiscal year. Rising a similar amount was MortgageIT Holdings, a company that performed well due to the solid housing environment.

Q: PLEASE LIST SOME COMMON STOCKS THAT UNDERPERFORMED THE BENCHMARK.
A: We lost a measure of performance with consumer growth stocks, which had the greatest downside influence on Fund performance. Big name pharmaceuticals struggled during the period, and our positions in Merck and Pfizer experienced poor performance. Consumer staple names also did not experience a favorable environment for the period, and our overweighting in underperforming food and beverage stocks also caused a drag on Fund return. Conversely, we gained excess return in banking stocks, among which Bank of America led the way with a 27 percent appreciation for the 12-month period. Our communication services stocks also outpaced their benchmark peers and added positive return to the Fund.

In Australia, shares of National Australia Bank (NAB) suffered from a case of fraud associated with foreign exchange during the fiscal year, prompting sweeping changes in management and operations. With profit expectations downgraded, the stock underperformed. Another company that did not perform to our expectations was Amcor, an Australian packaging firm. Amcor downgraded profit expectations during the year, resulting in a disappointing return. Because Amcor's management is focusing on cost reduction, we remain comfortable with its long-term outlook.

Q: CONVERSELY, COULD YOU IDENTIFY SOME ISSUES THAT
GENERATED EXCESS RETURN FOR THE FUND?
A: We enjoyed sound performance with Starwood Hotels and Resorts, which rose 55 percent for the fiscal year due to a resurgence in travel and leisure-related activities. The dramatic run up in petroleum prices during the period greatly affected energy-related companies, with Kerr-McGee and ChevronTexaco gaining 53 percent and 50 percent for the fiscal year, respectively. Our belief that the economy's continued expansion might benefit the basic materials group resulted in solid gains for Dow Chemical, which appreciated 38 percent for the fiscal year.

Among non-U.S. stocks, the German utility Rheinisch Westfaelisches Elek AG (RWE) benefited from positive news about electricity prices. There is also a sense of confidence among investors about the company's new CEO and his programs for restructuring, which have brought financial discipline and increased operating efficiency. Also in Europe, Mitchells & Butlers, a U.K.-branded operator of bars and restaurants, performed extremely well during the 12-month period as the company launched a securitization program that has helped its balance sheet efficiency.

DELAWARE INVESTMENTS
  GLOBAL DIVIDEND AND INCOME FUND, INC.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A rise/fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates can rise and an investor can lose principal. Instances of high double-digit returns are highly unusual and cannot be sustained, and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns
Through November 30, 2004        Lifetime     10 Years   Five Years    One Year
--------------------------------------------------------------------------------
At Market Price                    +8.82%      +11.59%      +12.45%     +12.01%
At Net Asset Value                +10.55%      +11.50%      +10.88%     +22.92%
--------------------------------------------------------------------------------

Returns reflect reinvestment of all distributions. Shares of the Fund were initially offered with a sales charge of 6.0%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance does not guarantee of future results.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or sales of Fund shares.


FUND BASICS
As of November 30, 2004
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to achieve high current income and, secondarily, capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$81.32 million
--------------------------------------------------------------------------------
Number of Holdings:
306
--------------------------------------------------------------------------------
Fund Start Date:
March 4, 1994
--------------------------------------------------------------------------------
Your Fund Managers:
Damon J. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder.

Nancy M. Crouse earned a bachelor's degree from Lafayette College and an MBA from the University of Pittsburgh. Before joining Delaware Investments in 1993, she served as vice president at CoreStates Investment Advisers, where she performed securities analysis and managed balanced portfolios. Ms. Crouse is a CFA charterholder. In September 2004, Ms. Crouse and Mr. Andres began managing the Fund's foreign equity allocation in addition to their prior role managing the Fund's domestic equity allocation. Ms. Crouse and Mr. Andres replaced Clive Gillmore of Mondrian Investment Partners Limited, previously Delaware International Advisors Ltd. in managing foreign equities.

Philip R. Perkins has been co-managing the Fund since September 2004. He replaced Joanna Bates and Christopher Moth of Mondrian Investment Partners Limited, previously Delaware International Advisors Ltd., in managing the foreign fixed income portion of the Fund. Mr. Perkins holds a BA from the University of Notre Dame. Before joining Delaware Investments in 2004, he was a managing director of global markets with Deutsche Bank A.G. Before that, he was chief executive officer of Dinner Key Advisors Inc.

Timothy L. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, he was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder.
--------------------------------------------------------------------------------
NYSE Symbol:
DGF
--------------------------------------------------------------------------------

DELAWARE INVESTMENTS
  GLOBAL DIVIDEND AND INCOME FUND, INC.

MARKET PRICE VS. NET ASSET VALUE (NAV)
November 30, 2003 through November 30, 2004


                    DELAWARE INVESTMENTS                DELAWARE INVESTMENTS
                      GLOBAL DIVIDEND &                   GLOBAL DIVIDEND &
              INCOME FUND, INC. - MARKET PRICE         INCOME FUND, INC. - NAV
              --------------------------------         -----------------------

11/30/2003               $11.90                                  $11.98
12/31/2003               $12.38                                  $12.75
 1/31/2004               $12.40                                  $12.75
 2/29/2004               $12.48                                  $12.87
 3/31/2004               $12.41                                  $12.85
 4/30/2004               $11.25                                  $12.11
 5/31/2004               $11.24                                  $12.24
 6/30/2004               $11.11                                  $12.43
 7/31/2004               $11.04                                  $12.25
 8/31/2004               $11.74                                  $12.43
 9/30/2004               $11.73                                  $12.68
10/31/2004               $12.08                                  $12.97
11/30/2004               $12.30                                  $13.59

Past performance is not a guarantee of future results.


PERFORMANCE OF A $10,000 INVESTMENT
November 30, 1994 through November 30, 2004

           DELAWARE INVESTMENTS    DELAWARE INVESTMENTS     LIPPER CLOSED-END     LIPPER CLOSED-END
             GLOBAL DIVIDEND &       GLOBAL DIVIDEND &     INCOME & PREFERRED    INCOME & PREFERRED
             INCOME FUND, INC.       INCOME FUND, INC.       STOCK FUNDS AVG       STOCK FUNDS AVG
                   @ NAV              @ MARKET PRICE             @ (NAV)          @ (MARKET PRICE)
           --------------------    --------------------    ------------------    -------------------
11/30/94         $10,000                  $10,000                $10,000              $10,000
11/30/95         $11,908                  $12,974                $12,036              $12,874
11/30/96         $14,778                  $16,531                $13,483              $14,640
11/30/97         $17,427                  $19,669                $15,667              $16,575
11/30/98         $17,809                  $20,072                $16,869              $18,164
11/30/99         $17,708                  $16,660                $16,067              $15,742
11/30/00         $16,992                  $16,708                $17,303              $17,157
11/30/01         $18,166                  $22,476                $18,614              $21,718
11/30/02         $18,217                  $21,242                $17,429              $20,808
11/30/03         $24,162                  $26,748                $19,729              $25,787
11/30/04         $29,699                  $29,961                $22,253              $28,064

Chart assumes $10,000 invested on November 30, 1994 and reflects the reinvestment of all distributions at market value. Performance of the Fund and the Lipper peer group at market value are based on market performance during the period. Performance of the Fund and the Lipper peer group at net asset value are based on the fluctuations in net asset value during the period. The chart also assumes $10,000 invested in the Lipper Closed-End Income and Preferred Stock Funds Average at market price and at net asset value as of November 30, 1994. Returns on the chart were as of the last day of each month shown. Delaware Investments Global Dividend and Income Fund, Inc. was initially offered with a sales charge of 6.0%. Performance since inception does not include fees, the initial sales charge, or any brokerage commissions for purchases made since inception. Investments in the Fund are not available at net asset value. The Lipper Closed-End Income and Preferred Stock Funds Average represents a peer group of closed-end mutual funds tracked by Lipper Inc. You cannot invest directly in an index. Past performance is not a guarantee of future results.

SECTOR ALLOCATION                                        As of November 30, 2004

           DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                                     PERCENTAGE
SECTOR                                                             OF NET ASSETS
--------------------------------------------------------------------------------
COMMON STOCK                                                           75.48%
--------------------------------------------------------------------------------
Aerospace & Defense                                                     0.51%
Automobiles & Automotive Parts                                          1.80%
Banking, Finance & Insurance                                           13.72%
Building & Materials                                                    1.36%
Chemicals                                                               2.76%
Computers & Technology                                                  1.57%
Consumer Cyclical                                                       0.05%
Consumer Products                                                       0.55%
Electronics & Electrical Equipment                                      2.26%
Energy                                                                  5.76%
Food, Beverage & Tobacco                                                4.60%
Healthcare REITs                                                        0.12%
Healthcare & Pharmaceuticals                                            5.02%
Industrial Machinery                                                    0.44%
Industrial REITs                                                        0.90%
Investment Companies                                                    0.88%
Leisure, Lodging & Entertainment                                        1.51%
Mall REITs                                                              3.70%
Manufactured Housing REITs                                              0.21%
Media                                                                   0.04%
Metals & Mining                                                         0.68%
Mortgage REITs                                                          3.46%
Multifamily REITs                                                       0.82%
Office/Industrial REITs                                                 4.14%
Paper & Forest Products                                                 2.39%
Real Estate Operating Companies                                         1.40%
Retail                                                                  2.11%
Retail Strip Centers REITs                                              1.17%
Technology                                                              0.63%
Telecommunications                                                      5.55%
Transportation & Shipping                                               0.32%
Utilities                                                               5.05%
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK                                             1.07%
--------------------------------------------------------------------------------
Banking, Finance & Insurance                                            0.17%
Building & Materials                                                    0.03%
Environmental Services                                                  0.26%
Metals & Mining                                                         0.01%
Telecommunications                                                      0.60%

                                                                     PERCENTAGE
SECTOR                                                             OF NET ASSETS
--------------------------------------------------------------------------------
PREFERRED STOCK                                                         3.22%
--------------------------------------------------------------------------------
Leisure, Lodging & Entertainment                                        0.50%
Real Estate                                                             2.23%
Utilities                                                               0.49%
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS                                                      1.38%
--------------------------------------------------------------------------------
CONVERTIBLE BONDS                                                       3.17%
--------------------------------------------------------------------------------
Capital Goods -- Manufacturing                                          0.19%
Consumer Cyclical                                                       1.67%
Media                                                                   0.03%
Technology                                                              0.34%
Telecommunications                                                      0.60%
Transportation & Shipping                                               0.06%
Utilities                                                               0.28%
--------------------------------------------------------------------------------
CORPORATE BONDS                                                        17.31%
--------------------------------------------------------------------------------
Basic Materials                                                         1.61%
Capital Goods - Manufacturing                                           1.16%
Consumer Cyclical                                                       3.18%
Consumer Non-Cyclical                                                   1.28%
Energy                                                                  0.64%
Finance                                                                 3.54%
Media                                                                   1.97%
Technology                                                              0.29%
Telecommunications                                                      1.29%
Transportation & Shipping                                               0.77%
Utilities                                                               1.58%
--------------------------------------------------------------------------------
MUNICIPAL BONDS                                                         0.06%
--------------------------------------------------------------------------------
SOVEREIGN DEBT                                                         22.42%
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                                               5.88%
--------------------------------------------------------------------------------
WARRANTS                                                                0.01%
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL                                           8.28%
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                                      138.28%
--------------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL                     (8.28%)
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                         0.74%
--------------------------------------------------------------------------------
BORROWING UNDER LINE OF CREDIT                                        (30.74%)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                      100.00%
--------------------------------------------------------------------------------

STATEMENT             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  OF NET ASSETS       November 30, 2004


                                                      Number of       Market
                                                       Shares      Value (U.S.$)
COMMON STOCK - 75.48%***
Aerospace & Defense - 0.51%
   Northrop Grumman                                      7,380      $   415,715
                                                                    -----------
                                                                        415,715
                                                                    -----------
Automobiles & Automotive Parts - 1.80%
   General Motors                                       10,200          393,618
   GKN                                                  75,215          324,928
   Goodrich (B.F.)                                      23,500          746,125
                                                                    -----------
                                                                      1,464,671
                                                                    -----------
Banking, Finance & Insurance - 13.72%
   Aviva                                                62,582          693,828
   Banca Intesa                                        122,698          543,029
   Banco Santander Central Hispano                      39,771          477,833
   Bank of America                                      16,600          768,082
  #Fieldstone Investments 144A                          25,000          431,250
  +Fortis                                               18,386          484,809
  ^Friedman Billings Ramsey Group Class A               25,940          495,973
   HBOS                                                 54,179          758,600
   ING Groep NV                                         27,494          756,397
   J.P. Morgan Chase                                    14,500          545,925
   Lloyds TSB Group                                     87,256          703,436
   MBNA                                                 36,400          966,783
   Mellon Financial                                     20,700          604,854
   Morgan Stanley                                       15,800          801,850
  ^National Australia Bank                              27,457          597,787
   Oversea-Chinese Banking                              41,000          335,675
  ^Societe Generale Class A                              5,086          491,081
   Wells Fargo                                          11,400          704,178
                                                                    -----------
                                                                     11,161,370
                                                                    -----------
Building & Materials - 1.36%
  ^Compagnie de Saint-Gobain                            12,800          728,277
 ^+Foster Wheeler                                          138            1,968
   Wharf Holdings                                      106,000          377,600
                                                                    -----------
                                                                      1,107,845
                                                                    -----------
Chemicals - 2.76%
   Bayer                                                22,875          725,696
   BOC Group                                            10,290          184,203
   Dow Chemical                                         25,500        1,286,986
   Wesfarmers                                            1,686           49,972
                                                                    -----------
                                                                      2,246,857
                                                                    -----------
Computers & Technology - 1.57%
  +Intuit                                               15,700          656,888
   Pitney Bowes                                         14,100          617,157
                                                                    -----------
                                                                      1,274,045
                                                                    -----------
Consumer Cyclical - 0.05%
 ^+Kmart Holding                                           400           41,132
                                                                    -----------
                                                                         41,132
                                                                    -----------
Consumer Products - 0.55%
   Procter & Gamble                                      8,400          449,232
                                                                    -----------
                                                                        449,232
                                                                    -----------
Electronics & Electrical Equipment - 2.26%
   Emerson Electric                                     10,000          668,200
   General Electric                                     20,100          710,736
   Hong Kong Electric                                  103,000          462,284
                                                                    -----------
                                                                      1,841,220
                                                                    -----------

                                                      Number of       Market
                                                       Shares      Value (U.S.$)

COMMON STOCK (continued)
Energy - 5.76%
   BP                                                   51,154       $  522,639
   ChevronTexaco                                        16,600          906,359
   Exxon Mobil                                          11,800          604,750
   Kerr-McGee                                           11,600          721,868
 ^+Petroleum Geo-Services ADR                              397           21,988
   Royal Dutch Petroleum                                13,709          785,280
   Sasol                                                18,841          375,536
  ^Total                                                 3,440          752,997
                                                                     ----------
                                                                      4,691,417
                                                                     ----------
Food, Beverage & Tobacco - 4.60%
   Anheuser-Busch                                       15,500          776,395
   Foster's Group                                      191,687          803,141
   General Mills                                        14,300          650,507
   Kellogg                                              14,500          633,650
   Mitchells & Butlers                                  29,029          167,993
   PepsiCo                                              14,200          708,722
                                                                     ----------
                                                                      3,740,408
                                                                     ----------
Health Care REITs - 0.12%
  #Medical Properties Trust 144A                         9,400           94,000
                                                                     ----------
                                                                         94,000
                                                                     ----------
Healthcare & Pharmaceuticals - 5.02%
   Abbott Laboratories                                  12,500          524,500
   Eisai                                                 7,900          235,936
   GlaxoSmithKline                                      34,722          731,409
   Merck                                                10,400          291,408
   Pfizer                                               17,200          477,644
   Takeda Pharmaceutical                                10,100          497,164
  +Tenet Healthcare                                     54,700          593,495
   Wyeth                                                18,300          729,621
                                                                     ----------
                                                                      4,081,177
                                                                     ----------
Industrial Machinery - 0.44%
   Brambles Industries                                  71,495          356,348
                                                                     ----------
                                                                        356,348
                                                                     ----------
Industrial REITs - 0.90
   AMB Property                                         18,300          731,085
                                                                     ----------
                                                                        731,085
                                                                     ----------
Investment Companies - 0.88%
  ^Gladstone Capital                                    29,200          716,276
                                                                     ----------
                                                                        716,276
                                                                     ----------
Leisure, Lodging & Entertainment - 1.51%
   Intercontinental Hotels Group                        41,125          524,725
  +Jameson Inns                                        400,000          700,000
                                                                     ----------
                                                                      1,224,725
                                                                     ----------
Mall REITs - 3.70%
   General Growth Properties                            73,110        2,508,404
   Simon Property Group                                  8,000          496,640
                                                                     ----------
                                                                      3,005,044
                                                                     ----------
Manufactured Housing REITs - 0.21%
   Sun Communities                                       4,400          173,492
                                                                     ----------
                                                                        173,492
                                                                     ----------

STATEMENT             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  OF NET ASSETS (CONTINUED)


                                                      Number of       Market
                                                       Shares      Value (U.S.$)
COMMON STOCK (continued)
Media - 0.04%
 ^+XM Satellite Radio Holdings Class A                     850       $   31,374
                                                                     ----------
                                                                         31,374
                                                                     ----------
Metals & Mining - 0.68%
   Rio Tinto                                            18,880          553,246
                                                                     ----------
                                                                        553,246
                                                                     ----------
Mortgage REITs - 3.46%
   American Home Mortgage Investment                    28,000          916,720
 +#KKR Financial 144A                                   49,200          499,380
  ^MortgageIT Holdings                                  52,100          890,910
   Saxon Capital                                         8,000          181,600
   Sunset Financial Resources                           31,200          323,856
                                                                     ----------
                                                                      2,812,466
                                                                     ----------
Mulitfamily REITs - 0.82%
   BRE Properties Class A                               11,100          451,104
   Camden Property Trust                                 4,400          215,732
                                                                     ----------
                                                                        666,836
                                                                     ----------
Office/Industrial REITs - 4.14%
   Duke Realty                                          26,000          898,300
   Liberty Property Trust                               21,042          862,722
   Prentiss Properties Trust                            21,308          796,706
   Reckson Associates Realty                            25,000          809,500
                                                                     ----------
                                                                      3,367,228
                                                                     ----------
Paper & Forest Products - 2.39%
   Amcor                                                78,646          452,169
   International Paper                                  16,400          680,928
   UPM-Kymmene                                          13,900          313,131
   Weyerhaeuser                                          7,500          495,000
                                                                     ----------
                                                                      1,941,228
                                                                     ----------
Real Estate Operating Companies - 1.40%
   Starwood Hotels & Resorts Worldwide                  21,700        1,134,693
                                                                     ----------
                                                                      1,134,693
                                                                     ----------
Retail - 2.11%
   Boots Group                                          44,819          540,587
   Coles Myer                                           91,055          705,083
   GUS                                                  28,285          472,544
                                                                     ----------
                                                                      1,718,214
                                                                     ----------
Retail Strip Centers REITs - 1.17%
   Ramco-Gershenson Properties                          31,300          952,459
                                                                     ----------
                                                                        952,459
                                                                     ----------
Technology - 0.63%
   Intel                                                22,900          511,815
                                                                     ----------
                                                                        511,815
                                                                     ----------
Telecommunications - 5.55%
   Alltel                                               19,600        1,111,124
   BCE                                                  46,200        1,120,350
   Telecom Corporation of New Zealand                  189,000          817,871
   Telefonica                                           45,877          806,062
   Telstra                                             172,136          658,452
                                                                     ----------
                                                                      4,513,859
                                                                     ----------

                                                      Number of       Market
                                                       Shares      Value (U.S.$)
COMMON STOCK (continued)
Transportation & Shipping - 0.32%
   West Japan Railway                                       63      $   257,406
                                                                    -----------
                                                                        257,406
                                                                    -----------
Utilities - 5.05%
   BG Group                                             66,367          460,821
   Dominion Resources                                    8,900          582,683
   Electrabel                                            1,376          554,667
   FPL Group                                            13,100          921,323
  ^Iberdrola                                            29,226          686,741
   RWE                                                  16,967          903,127
                                                                    -----------
                                                                      4,109,362
                                                                    -----------
TOTAL COMMON STOCK
   (cost $46,347,070)                                                61,386,245
                                                                    -----------

CONVERTIBLE PREFERRED STOCK - 1.07%***
Banking, Finance & Insurance - 0.17%
   Chubb 7.00%                                           4,000          117,480
   Lehman Brothers Holdings 6.25%                          750           19,500
                                                                    -----------
                                                                        136,980
                                                                    -----------
Building & Materials - 0.03%
   Foster Wheeler Series B 0.00%                            26           24,254
                                                                    -----------
                                                                         24,254
                                                                    -----------
Environmental Services - 0.26%
   Allied Waste Industries 6.25%                         4,000          209,960
                                                                    -----------
                                                                        209,960
                                                                    -----------
Metals & Mining - 0.01%
 ^&Weirton Steel Series C 0.00%                          8,550            4,361
                                                                    -----------
                                                                          4,361
                                                                    -----------
Telecommunications - 0.60%
   Lucent Technologies Capital Trust I 7.75%               400          486,776
                                                                    -----------
                                                                        486,776
                                                                    -----------
TOTAL CONVERTIBLE PREFERRED STOCK
   (cost $910,995)                                                      862,331
                                                                    -----------
PREFERRED STOCK - 3.22%***
Leisure, Lodging & Entertainment - 0.50%
   WestCoast Hospitality Capital Trust 9.50%            15,700          408,200
                                                                    -----------
                                                                        408,200
                                                                    -----------
Real Estate - 2.23%
  ^Equity Inns Series B 8.75%                           10,000          267,000
   LaSalle Hotel Properties 10.25%                      23,500          660,585
   Ramco-Gershenson Properties 9.50%                    11,500          317,515
  ^SL Green Realty 7.625%                               22,000          570,625
                                                                    -----------
                                                                      1,815,725
                                                                    -----------
Utilities - 0.49%
   Public Service Enterprise Group 10.25%                6,800          396,440
   TNP Enterprises PIK 14.50%                                1              940
                                                                    -----------
                                                                        397,380
                                                                    -----------
TOTAL PREFERRED STOCK
   (cost $2,416,523)                                                  2,621,305
                                                                    -----------

STATEMENT             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  OF NET ASSETS (CONTINUED)


                                                     Principal        Market
                                                     Amount**      Value (U.S.$)
AGENCY OBLIGATIONS - 1.38%***
   Fannie Mae Global 1.75% 3/26/08           JPY    110,000,000     $ 1,119,754
                                                                    -----------
TOTAL AGENCY OBLIGATIONS
   (cost $1,046,106)                                                  1,119,754
                                                                    -----------
Convertible Bonds - 3.17%***
Capital Goods - Manufacturing - 0.19%
  #Tyco International Group 144A
     2.75% 1/15/18                           USD        100,000         153,250
                                                                    -----------
                                                                        153,250
                                                                    -----------
Consumer Cyclical - 1.67%
  #Gap 144A 5.75% 3/15/09                    USD        500,000         691,250
   Meristar Hospitality 9.50% 4/1/10         USD        300,000         363,375
  #Regal Entertainment Group 144A
     3.75% 5/15/08                           USD        130,000         178,913
  #Saks 144A 2.00% 3/15/24                   USD        125,000         119,375
                                                                    -----------
                                                                      1,352,913
                                                                    -----------
Media - 0.03%
  #Charter Communications 144A
     5.875% 11/16/09                         USD         25,000          26,750
                                                                    -----------
                                                                         26,750
                                                                    -----------
Technology - 0.34%
  #Mercury Interactive 144A
     4.75% 7/1/07                            USD        275,000         276,031
                                                                    -----------
                                                                        276,031
                                                                    -----------
Telecommunications - 0.60%
  #Nextel Partners 144A
     1.50% 11/15/08                          USD        200,000         491,500
                                                                    -----------
                                                                        491,500
                                                                    -----------
Transportation & Shipping - 0.06%
  #ExpressJet Holdings 144A
     4.25% 8/1/23                            USD         50,000          49,250
                                                                    -----------
                                                                         49,250
                                                                    -----------
Utilities - 0.28%
  #CenterPoint Energy 144A
     3.75% 5/15/23                           USD        200,000         228,500
                                                                    -----------
                                                                        228,500
                                                                    -----------
TOTAL CONVERTIBLE BONDS
   (cost $1,904,663)                                                  2,578,194
                                                                    -----------

CORPORATE BONDS - 17.31%***
Basic Materials - 1.61%
   Abitibi-Consolidated
     6.95% 12/15/06                         USD          10,000          10,387
  #Boise Cascade 144A
     7.125% 10/15/14                        USD          55,000          57,750
   Fort James 7.75% 11/15/23                USD         240,000         278,399
 ^#Huntsman 144A 11.75% 7/15/12             USD         105,000         124,162
   Ispat Inland 9.75% 4/1/14                USD          20,000          24,250
  ^Lyondell Chemical 9.875% 5/1/07          USD          55,000          58,163
  ^Nalco 8.875% 11/15/13                    USD          55,000          60,981
 ^#Newark Group 144A
     9.75% 3/15/14                          USD          95,000         101,175

                                                     Principal        Market
                                                     Amount**      Value (U.S.$)
CORPORATE BONDS (continued)
  #Port Townsend Paper 144A
     11.00% 4/15/11                            USD      100,000      $  106,500
   Potlatch 12.50% 12/1/09                     USD       95,000         117,397
  ^Rhodia 8.875% 6/1/11                        USD      130,000         128,050
   Smurfit Capital Funding
     7.50% 11/20/25                            USD       90,000          90,000
 ^+Solutia 6.72% 10/15/37                      USD      150,000         101,250
   Witco 6.875% 2/1/26                         USD       50,000          45,250
                                                                     ----------
                                                                      1,303,714
                                                                     ----------
Capital Goods - Manufacturing - 1.16%
   Aearo 8.25% 4/15/12                         USD       40,000          41,400
  ^AEP Industries 9.875% 11/15/07              USD       50,000          50,875
   Armor Holdings 8.25% 8/15/13                USD       70,000          78,575
   Cenveo 7.875% 12/1/13                       USD       30,000          28,500
 ^#Flextronics International 144A
     6.25% 11/15/14                            USD       30,000          29,475
  ^Foster Wheeler 10.359% 9/15/11              USD       45,000          47,925
  #Geo Sub 144A 11.00% 5/15/12                 USD       90,000          90,450
  #Graham Packaging 144A
     9.875% 10/15/14                           USD       65,000          68,250
   IESI 10.25% 6/15/12                         USD      105,000         122,587
  #IMCO Recycling 144A
     9.00% 11/15/14                            USD       35,000          36,313
   Interline Brands 11.50% 5/15/11             USD      100,000         111,999
  *Mueller Holdings 14.75% 4/15/14             USD       65,000          44,200
  #Owens-Brockway 144A
     6.75% 12/1/14                             USD       55,000          55,413
  #Park-Ohio Industries 144A
     8.375% 11/15/14                           USD       35,000          35,088
   Portola Packaging 8.25% 2/1/12              USD       30,000          22,875
   Radnor Holdings 11.00% 3/15/10              USD       35,000          28,875
 =#Radnor Holdings 144A
     8.82% 4/15/09                             USD       50,000          50,750
                                                                     ----------
                                                                        943,550
                                                                     ----------
Consumer Cyclical - 3.18%
   Adesa 7.625% 6/15/12                        USD       40,000          42,200
  *Advanced Accessory Holdings
     13.25% 12/15/11                           USD      130,000          59,150
  ^Advanced Accessory Systems
     10.75% 6/15/11                            USD       45,000          42,975
   Ameristar Casinos 10.75% 2/15/09            USD      155,000         172,825
  +Avado Brands 9.75% 6/1/06                   USD       45,000          16,425
   Boyd Gaming 9.25% 8/1/09                    USD      165,000         178,406
   Caesars Entertainment
     9.375% 2/15/07                            USD       25,000          27,563
 ^#Collins & Aikman Products 144A
     12.875% 8/15/12                           USD       90,000          77,850
 ^#Denny's 144A 10.00% 10/1/12                 USD       60,000          63,300
   Gaylord Entertainment
     8.00% 11/15/13                            USD       35,000          37,975
  #Gaylord Entertainment 144A
     6.75% 11/15/14                            USD       50,000          50,250
   Interface 10.375% 2/1/10                    USD       75,000          86,625
   J Crew Operating
     10.375% 10/15/07                          USD      100,000         102,500
  #Loehmanns Capital 144A
     13.00% 10/1/11                            USD       15,000          14,550
  #Lone Star Industries 144A
     8.85% 6/15/05                             USD       60,000          61,382

STATEMENT             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  OF NET ASSETS (CONTINUED)


                                                     Principal        Market
                                                     Amount**      Value (U.S.$)
CORPORATE BONDS (continued)
Consumer Cyclical (continued)
   Mandalay Resort Group
     10.25% 8/1/07                          USD         110,000      $  125,125
   MGM Mirage 9.75% 6/1/07                  USD         125,000         139,219
   O'Charleys 9.00% 11/1/13                 USD          90,000          94,725
  ^Office Depot 10.00% 7/15/08              USD         100,000         120,000
   Penn National Gaming
     11.125% 3/1/08                         USD         120,000         128,850
   PETCO Animal Supplies
     10.75% 11/1/11                         USD          45,000          52,875
   Royal Caribbean Cruises
     7.25% 3/15/18                          USD          75,000          81,563
  *Town Sports International
     11.00% 2/1/14                          USD          85,000          47,600
   Venetian Casino Resort
     11.00% 6/15/10                         USD         160,000         183,199
  +Venture Holdings 12.00% 6/1/09           USD          95,000             594
  ^VICORP Restaurant
     10.50% 4/15/11                         USD          55,000          55,000
   Warnaco 8.875% 6/15/13                   USD         100,000         110,750
   Wheeling Island Gaming
     10.125% 12/15/09                       USD         110,000         118,525
  ^Wynn Las Vegas 12.00% 11/1/10            USD         140,000         177,100
  #Wynn Las Vegas 144A
     6.625% 12/1/14                         USD         115,000         113,563
                                                                     ----------
                                                                      2,582,664
                                                                     ----------
Consumer Non-Cyclical - 1.28%
   Ameripath 10.50% 4/1/13                  USD          75,000          77,625
 ^#Commonwealth Brands 144A
     10.625% 9/1/08                         USD          95,000          99,275
   Corrections Corporation of America
     9.875% 5/1/09                          USD          25,000          28,250
   Cott Beverages 8.00% 12/15/11            USD          10,000          10,925
   Gold Kist 10.25% 3/15/14                 USD           8,000           9,320
   HCA 5.50% 12/1/09                        USD          45,000          44,832
  #Jean Coutu Group 144A
     8.50% 8/1/14                           USD          60,000          61,200
  #Le-Natures 144A 10.00% 6/15/13           USD         105,000         116,550
  #Mariner Health Care 144A
     8.25% 12/15/13                         USD         145,000         174,282
   Province Healthcare 7.50% 6/1/13         USD         130,000         146,900
  ^True Temper Sports
     8.375% 9/15/11                         USD          40,000          35,800
   Universal Hospital Services
     10.125% 11/1/11                        USD          60,000          63,600
  #US Oncology 144A
     10.75% 8/15/14                         USD          75,000          86,063
 *#Vanguard Health 144A
     11.25% 10/1/15                         USD         135,000          85,050
                                                                     ----------
                                                                      1,039,672
                                                                     ----------

                                                     Principal        Market
                                                     Amount**      Value (U.S.$)
CORPORATE BONDS (continued)
Energy - 0.64%
   El Paso Production Holding
     7.75% 6/1/13                           USD         115,000     $   120,463
  #Hilcorp Energy 144A
     10.50% 9/1/10                          USD          85,000          96,900
  #Hornbeck Offshore 144A
     6.125% 12/1/14                         USD         105,000         104,213
   Petroleum Geo-Services
     8.00% 11/5/06                          USD          40,031          40,832
     10.00% 11/5/10                         USD         109,981         125,927
 =#Secunda International 144A
     9.76% 9/1/12                           USD          30,000          29,700
                                                                    -----------
                                                                        518,035
                                                                    -----------
Finance - 3.54%
  #BCP Caylux Holdings 144A
     9.625% 6/15/14                         USD          45,000          50,738
   BF Saul REIT 7.50% 3/1/14                USD          25,000          25,750
  ^Bluewater Finance
     10.25% 2/15/12                         USD          55,000          59,950
 ^#E TRADE Financial 144A
     8.00% 6/15/11                          USD         110,000         117,974
  #Farmers Exchange Capital 144A
     7.20% 7/15/48                          USD          55,000          54,741
   FINOVA Group 7.50% 11/15/09              USD         167,900          81,432
   KFW International Finance
     1.75% 3/23/10                          JPY     105,000,000       1,079,309
   Labranche & Company
     11.00% 5/15/12                         USD          55,000          59,125
   Midland Funding II 11.75% 7/23/05        USD          10,325          10,838
   Oesterreichesche Kontrollbank
     1.80% 3/22/10                          JPY     122,000,000       1,257,781
   Tanger Properties 9.125% 2/15/08         USD          70,000          78,750
                                                                    -----------
                                                                      2,876,388
                                                                    -----------
Media - 1.97%
  +Adelphia Communications
     8.125% 7/15/06                         USD         110,000          97,900
   American Media Operation
     10.25% 5/1/09                          USD          40,000          42,000
   Avalon Cable 11.875% 12/1/08             USD         103,985         108,924
   Charter Communications Holdings
   ^*12.125% 1/15/12                        USD         330,000         204,600
     10.75% 10/1/09                         USD          35,000          30,450
  ^CSC Holdings 10.50% 5/15/16              USD         155,000         176,313
   Dex Media West 9.875% 8/15/13            USD          25,000          29,000
   Insight Midwest 10.50% 11/1/10           USD         215,000         236,499
  ^Lodgenet Entertainment
     9.50% 6/15/13                          USD         100,000         111,000
   Mediacom Capital 8.50% 4/15/08           USD          65,000          66,625
   Nextmedia Operating
     10.75% 7/1/11                          USD          55,000          61,806
   PEI Holdings 11.00% 3/15/10              USD          85,000          99,025
   Rogers Cablesystems
     10.00% 3/15/05                         USD         145,000         147,900
   Sheridan Acquisition
     10.25% 8/15/11                         USD          65,000          71,338
   XM Satellite Radio
     12.00% 6/15/10                         USD         100,000         119,000
                                                                    -----------
                                                                      1,602,380
                                                                    -----------

STATEMENT             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  OF NET ASSETS (CONTINUED)


                                                     Principal        Market
                                                     Amount**      Value (U.S.$)
CORPORATE BONDS (continued)
Technology - 0.29%
  ^Chippac International
     12.75% 8/1/09                          USD         100,000      $  106,920
  #Stats Chippac 144A
     6.75% 11/15/11                         USD          65,000          64,188
   Stratus Technologies
     10.375% 12/1/08                        USD          75,000          67,500
                                                                     ----------
                                                                        238,608
                                                                     ----------
Telecommunications - 1.29%
 =#AirGate PCS 144A 5.85% 10/15/11          USD          35,000          35,963
   Alaska Communications Systems
     Holdings 9.875% 8/15/11                USD          20,000          21,100
   Centennial Cellular Operating
     10.125% 6/15/13                        USD         105,000         114,975
  ^Cincinnati Bell 8.375% 1/15/14           USD         130,000         130,325
   Citizens Communications
     8.50% 5/15/06                          USD          20,000          21,525
^*#Inmarsat Finance 144A
     10.375% 11/15/12                       USD          70,000          48,650
   Intelsat 6.50% 11/1/13                   USD          75,000          64,040
  #iPCS Escrow 144A
     11.50% 5/1/12                          USD          40,000          44,200
   MCI
     5.908% 5/1/07                          USD          50,000          50,750
     6.688% 5/1/09                          USD          50,000          50,500
  ^MetroPCS 10.75% 10/1/11                  USD          45,000          47,475
  #New Skies Satellite 144A
     9.125% 11/1/12                         USD          85,000          87,125
  #Qwest 144A 7.875% 9/1/11                 USD          15,000          16,088
  #Qwest Services 144A
     14.00% 12/15/10                        USD         110,000         130,899
  #UbiquiTel Operating 144A
     9.875% 3/1/11                          USD          40,000          44,100
=^#US LEC 144A
     10.67% 10/1/09                         USD          45,000          44,775
  ^US Unwired 10.00% 6/15/12                USD          90,000          99,675
                                                                     ----------
                                                                      1,052,165
                                                                     ----------
Transportation & Shipping - 0.77%
  #Horizon Lines 144A
     9.00% 11/1/12                          USD          65,000          71,338
  ^Kansas City Southern Railway
     9.50% 10/1/08                          USD         150,000         170,625
   OMI 7.625% 12/1/13                       USD          80,000          86,500
   Seabulk International
     9.50% 8/15/13                          USD         100,000         108,000
  #Stena AB 144A 7.00% 12/1/16              USD          20,000          19,700
   Stena AB 9.625% 12/1/12                  USD          75,000          85,125
 ^#Ultrapetrol 144A 9.00% 11/24/14          USD          95,000          95,475
                                                                     ----------
                                                                        636,763
                                                                     ----------

                                                     Principal        Market
                                                     Amount**      Value (U.S.$)
CORPORATE BONDS (continued)
Utilities - 1.58%
   Avista 9.75% 6/1/08                      USD         100,000     $   116,677
  ^Calpine 10.50% 5/15/06                   USD          75,000          74,625
  #Calpine 144A
    =7.82% 7/15/07                          USD          44,438          39,660
     9.625% 9/30/14                         USD          45,000          44,944
  #Dynegy Holdings 144A
     10.125% 7/15/13                        USD         150,000         175,874
  ^El Paso Natural Gas
     7.625% 8/1/10                          USD          45,000          49,050
   Elwood Energy 8.159% 7/5/26              USD          81,788          88,944
   Midwest Generation
     8.30% 7/2/09                           USD         100,000         108,250
     8.75% 5/1/34                           USD          90,000         102,488
  +Mirant Americas Generation
     7.625% 5/1/06                          USD          80,000          83,000
 ^#NRG Energy 144A 8.00% 12/15/13           USD         110,000         122,100
   Orion Power Holdings
     12.00% 5/1/10                          USD          50,000          63,250
   PSEG Energy Holdings
     7.75% 4/16/07                          USD          50,000          53,750
  ^Reliant Energy 9.50% 7/15/13             USD          50,000          57,625
   Tennessee Gas Pipeline
     8.375% 6/15/32                         USD          70,000          77,263
 +#USGen New England 144A
     7.459% 1/2/15                          USD          50,000          32,000
                                                                    -----------
                                                                      1,289,500
                                                                    -----------
TOTAL CORPORATE BONDS
   (cost $13,479,057)                                                14,083,439
                                                                    -----------
MUNICIPAL BONDS - 0.06%***
   New Jersey Economic Development
     Authority Special Facility Revenue
     (Continental Airlines Project)
     6.25% 9/15/29 (AMT)                    USD          60,000          46,200
                                                                    -----------
TOTAL MUNICIPAL BONDS (cost $50,912)                                     46,200
                                                                    -----------

STATEMENT             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                     Amount**      Value (U.S.$)
SOVEREIGN DEBT - 22.42%
   Deutsche Republic
     4.50% 1/4/13                           EUR       1,194,000     $ 1,690,434
     4.75% 7/4/34                           EUR         632,500         889,881
     5.00% 7/4/11                           EUR         907,000       1,321,040
   Development Bank of Japan
     1.75% 6/21/10                          JPY      95,000,000         976,334
   European Investment Bank
     2.125% 9/20/07                         JPY      47,000,000         481,044
   France Government
     4.00% 4/25/13                          EUR       1,162,000       1,586,036
     5.00% 1/12/06                          EUR         198,000         270,937
   Government of Belgium
     5.75% 3/28/08                          EUR         400,000         582,368
     5.75% 9/28/10                          EUR         277,000         416,981
   Inter-American Development Bank
     1.90% 7/8/09                           JPY      69,000,000         712,290
   International Bank for
     Reconstruction & Development
     2.00% 2/18/08                          JPY      51,200,000         524,883
   Italy Bouni Poliennali Del Tesoro
     5.00% 8/1/34                           EUR         315,000         449,129
   Japan Bank Cooperative
     0.35% 3/19/08                          JPY      88,000,000         856,608
   Netherlands Government
     5.75% 2/15/07                          EUR         359,000         510,423
   Ontario Province 1.875% 1/25/10          JPY      78,000,000         805,464
   Poland Government
     5.00% 10/24/13                         PLZ       1,805,000         517,132
     6.00% 5/24/09                          PLZ       2,816,000         869,829
   Queensland Treasury
     6.00% 6/14/11                          AUD         889,000         714,538
     6.00% 8/14/13                          AUD         143,000         115,462
   Republic of Austria 5.25% 1/4/11         EUR         175,000         257,753
   Republic of Finland 5.75% 2/23/11        EUR         396,000         598,281
   Republic of Italy
     0.65% 3/20/09                          JPY      80,400,000         788,218
     3.80% 3/27/08                          JPY      62,000,000         672,315
     5.75% 7/25/16                          EUR         298,000         459,908
   U.K. Treasury
     4.00% 3/7/09                           GBP         505,950         948,677
     8.00% 9/27/13                          GBP          90,000         214,220
                                                                    -----------
TOTAL SOVEREIGN DEBT
   (cost $16,717,488)                                                18,230,185
                                                                    -----------
U.S. TREASURY OBLIGATIONS- 5.88%***
  &U.S. Treasury Bill 1.90% 12/9/04         USD       4,780,000       4,778,008
                                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (cost $4,778,008)                                                  4,778,008
                                                                    -----------

                                                      Number of       Market
                                                       Shares      Value (U.S.$)
WARRANTS - 0.01%
 +#American Tower Warrants 144A,
   exercise price $0.01,
   expiration date 8/1/08                                    35          $7,998
 +#Solutia Warrants 144A,
   exercise price $7.59,
   expiration date 7/15/09                                  130               1
                                                                   ------------
TOTAL WARRANTS (cost $13,894)                                             7,999
                                                                   ------------
TOTAL MARKET VALUE OF SECURITIES BEFORE
   SECURITIES LENDING COLLATERAL - 130.00%
   (cost $87,664,716)                                               105,713,660
                                                                   ------------

                                                     Principal
                                                       Amount
SECURITIES LENDING COLLATERALo - 8.28%
   Banc of America Securities LLC
     2.08% 12/1/04                                   $1,086,484       1,086,484
   Barclays London 1.92% 1/31/05                         51,323          51,304
   Bear Stearns 2.12% 3/18/05                           231,168         231,362
   Beta Finance 2.30% 2/11/05                           220,476         219,469
   BNP Paribus 2.21% 1/25/05                             51,824          51,747
   Calyon 2.07% 4/19/05                                 256,502         256,491
   Credit Swiss First Boston NY
     1.60% 12/13/04                                     205,231         205,214
   Deutsche Bank Financial 2.13% 2/22/05                 51,302          51,316
   Deutsche Bank London 1.96% 12/31/04                  205,237         205,214
   Fannie Mae 1.94% 12/29/04                            204,595         204,266
   General Electric Capital 2.12% 2/3/05                 76,959          76,991
   Goldman Sachs Group LP
     1.80% 12/21/04                                     118,010         117,998
     2.24% 12/8/04                                      120,557         120,563
   IXIS Corporate & Investment Bank
     2.19% 12/31/04                                     256,517         256,518
   Landesbank Hessen 2.19% 12/30/04                     259,005         258,801
   Lehman Holdings 2.13% 12/23/05                       257,746         257,746
   Merrill Lynch Mortgage Capital
     2.16% 1/12/05                                      205,214         205,214
   Morgan Stanley
     2.14% 3/10/05                                      205,214         205,214
     2.21% 1/2/06                                        51,223          51,304
   Nordea Bank New York 2.07% 5/13/05                   256,507         256,482
   Pfizer 2.02% 1/2/06                                  246,150         246,257
   Proctor and Gamble 1.83% 1/2/06                      256,379         256,518
   Rabobank, New York 2.15% 3/2/05                      256,516         256,486
   Royal Bank of Canada 2.14% 6/27/05                   256,550         256,473
   Sigma Finance 1.97% 9/30/05                          241,156         241,072
   Societe Generale
     2.06% 6/14/05                                      128,734         128,697
     2.15% 12/8/04                                      205,197         205,201
   Union Bank of Switzerland 1.13% 12/20/04             256,594         256,518
   Wells Fargo 2.06% 1/2/06                             256,518         256,518
   Wilmington Trust 2.05% 1/5/05                        256,543         256,528
                                                                     ----------
TOTAL SECURITIES LENDING COLLATERAL
   (cost $6,729,965)                                                  6,729,965
                                                                     ----------

STATEMENT             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  OF NET ASSETS (CONTINUED)



TOTAL MARKET VALUE OF SECURITIES - 138.28%
   (cost $94,394,681)                                            $112,443,625++
OBLIGATION TO RETURN SECURITIES
   LENDING COLLATERAL - (8.28)o                                    (6,729,965)
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.74%                                         607,648
BORROWING UNDER LINE OF CREDIT - (30.74%)                         (25,000,000)
                                                                 ------------
NET ASSETS APPLICABLE TO 5,985,582 SHARES
   OUTSTANDING; EQUIVALENT TO $13.59 PER
   SHARE - 100.00%                                               $ 81,321,308
                                                                 ------------

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2004(a):
Common stock, $0.01 par value, 500,000,000 shares
   authorized to the Fund                                        $ 74,311,525
Treasury stock, 665,065 shares at cost                             (8,599,291)
Accumulated net realized loss on investments                       (2,468,796)
Net unrealized appreciation of investments
   and foreign currencies                                          18,077,870
                                                                 ------------
Total net assets                                                 $ 81,321,308
                                                                 ============


  *Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

  &Zero coupon security. The interest rate shown is the yield at the time of purchase.

  #Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 10 in "Notes to Financial Statements."

  +Non-income producing security for the year ended November 30, 2004.

  ^Fully or partially on loan.

 ++Includes $6,543,129 of securities loaned.

  +Non-income producing security. Security is currently in default.

  =Variable Rate Note. The interest rate shown is the rate as of November 30, 2004.

  oSee Note 8 in "Notes to Financial Statements."

(a)See Note 4 in "Notes to Financial Statements."

***Securities have been classified by type of business. Classification by country of origin has been presented in Note 9 in "Notes to Financial Statements."

 **Principal amount is stated in the currency in which each bond is denominated.

AUD - Australian Dollar
EUR - European Monetary Unit
GBP - Great British Pound
JPY - Japanese Yen
PLZ - Polish Zloty
USD - U.S. Dollar

SUMMARY OF ABBREVIATIONS:
ADR - American Depositary Receipt
AMT - Subject to Alternative Minimum Tax
PIK - Pay-in-Kind
REIT - Real Estate Investment Trust

STATEMENT             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  OF OPERATIONS       Year Ended November 30, 2004


INVESTMENT INCOME:
   Dividends                                                                                     $2,198,183
   Interest                                                                                       1,809,434
   Securities lending income                                                                         19,383
   Foreign tax withheld                                                                             (89,681)        $  3,937,319
                                                                                                 ----------         ------------

EXPENSES:
   Management fees                                                                                  698,961
   Accounting and administration expenses                                                           100,000
   Legal and professional fees                                                                       49,911
   Transfer agent fees                                                                               31,979
   Custodian fees                                                                                    27,745
   NYSE fees                                                                                         25,000
   Reports to shareholders                                                                           14,608
   Pricing fees                                                                                      13,414
   Taxes (other than taxes on income)                                                                13,188
   Directors' fees                                                                                    7,943
   Other                                                                                              5,133
                                                                                                 ----------
   Total operating expenses (before interest expense)                                                                    987,882
   Interest expense                                                                                                      457,393
                                                                                                                     -----------
   Total operating expenses (after interest expense)                                                                   1,445,275
   Less expense paid indirectly                                                                                             (151)
                                                                                                                     -----------
   Total expenses                                                                                                      1,445,124
                                                                                                                     -----------
NET INVESTMENT INCOME                                                                                                  2,492,195
                                                                                                                     -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized gain on:
     Investments                                                                                                       3,605,072
     Foreign currencies                                                                                                2,053,631
                                                                                                                     -----------
   Net realized gain                                                                                                   5,658,703
   Net change in unrealized appreciation/depreciation of investments and foreign currencies                            7,225,053
                                                                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES                                                12,883,756
                                                                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $15,375,951
                                                                                                                     ===========


See accompanying notes

STATEMENTS            DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  OF CHANGES IN NET ASSETS


                                                                                                            Year Ended
                                                                                                     11/30/04         11/30/03
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income                                                                           $ 2,492,195       $ 3,318,501
   Net realized gain on investments and foreign currencies                                           5,658,703         1,457,350
   Net change in unrealized appreciation/depreciation of investments and foreign currencies          7,225,053        13,881,480
                                                                                                   -----------       -----------
   Net increase in net assets resulting from operations                                             15,375,951        18,657,331
                                                                                                   -----------       -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM (SEE NOTE 4):
   Net investment income                                                                            (4,880,207)       (5,492,967)
   Net realized gains                                                                                 (867,345)               --
   Return of capital                                                                                        --          (994,113)
                                                                                                   -----------       -----------
                                                                                                    (5,747,552)       (6,487,080)
                                                                                                   -----------       -----------
NET INCREASE IN NET ASSETS                                                                           9,628,399        12,170,251

NET ASSETS:
   Beginning of year                                                                                71,692,909        59,522,658
                                                                                                   -----------       -----------
   End of year (there is no undistributed net investment income at either year end)                $81,321,308       $71,692,909
                                                                                                   ===========       ===========

See accompanying notes


STATEMENT             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  OF CASH FLOWS       Year Ended November 30, 2004

NET CASH (INCLUDING FOREIGN CURRENCY) PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations                                                                $ 15,375,951
                                                                                                                    ------------
  Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities:
    Amortization of premium and discount on investments                                                                   93,537
    Net proceeds from investment transactions                                                                             24,733
    Net realized gain on investment transactions                                                                      (3,605,072)
    Net realized gain on foreign currencies                                                                           (2,053,631)
    Net change in unrealized appreciation/depreciation of investments and foreign currencies                          (7,225,053)
    Increase in receivable for investments sold                                                                         (723,122)
    Increase in interest and dividends receivable                                                                         (3,490)
    Increase in payable for investments purchased                                                                        697,367
    Increase in interest payable                                                                                          24,527
    Decrease in distribution payable                                                                                    (478,282)
    Decrease in accrued expenses and other liabilities                                                                   (26,875)
                                                                                                                    ------------
  Total adjustments                                                                                                  (13,275,361)
                                                                                                                    ------------
Net cash provided by operating activities                                                                              2,100,590
                                                                                                                    ------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
  Increase in principal on line of credit                                                                              4,000,000
  Cash dividends and distributions paid                                                                               (5,747,552)
                                                                                                                    ------------
Net cash used for financing activities                                                                                (1,747,552)
                                                                                                                    ------------
Effect of exchange rates on cash                                                                                        (174,837)
                                                                                                                    ------------
Net increase in cash                                                                                                     178,201
Cash at beginning of year                                                                                                     --
                                                                                                                    ------------
Cash at end of year                                                                                                 $    178,201
                                                                                                                    ============

Cash paid for interest                                                                                              $    432,866
                                                                                                                    ============

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
----------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                                  11/30/04    11/30/03   11/30/02(3)   11/30/01     11/30/00
NET ASSET VALUE, BEGINNING OF PERIOD                               $11.980      $9.940      $11.170     $11.770      $13.920

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(4)                                             0.416       0.554        0.499       0.620        0.700
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                             2.154       2.570       (0.260)      0.280       (1.350)
                                                                   -------     -------      -------     -------      -------
Total from investment operations                                     2.570       3.124        0.239       0.900       (0.650)
                                                                   -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                               (0.815)     (0.918)      (0.365)     (0.195)      (0.530)
Net realized gain on investments                                    (0.145)         --           --      (0.084)      (0.470)
Return of capital                                                       --      (0.166)      (1.104)     (1.221)      (0.500)
                                                                   -------     -------      -------     -------      -------
Total dividends and distributions                                   (0.960)     (1.084)      (1.469)     (1.500)      (1.500)
                                                                   -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                     $13.590     $11.980       $9.940     $11.170      $11.770
                                                                   =======     =======      =======     =======      =======

MARKET VALUE, END OF PERIOD                                        $12.300     $11.900      $10.400     $12.400      $10.380
                                                                   =======     =======      =======     =======      =======

TOTAL RETURN BASED ON:(1)
Market value                                                        12.01%      25.92%       (5.49%)     34.52%        0.29%
Net asset value                                                     22.92%      32.63%        0.28%       6.91%       (4.04%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                            $81,321     $71,693      $59,523     $66,870      $70,420
Ratio of expenses to average net assets                              1.92%       2.04%        2.26%       3.31%        3.45%
Ratio of expenses to adjusted average net assets
  (before interest expense)(2)                                       0.98%       1.08%        1.06%       1.10%        1.04%
Ratio of interest expense to adjusted average net assets(2)          0.46%       0.46%        0.64%       1.35%        1.62%
Ratio of net investment income to average net assets                 3.31%       5.14%        4.69%       5.18%        5.34%
Ratio of net investment income to adjusted average net assets(2)     2.48%       3.88%        3.53%       3.84%        4.11%
Portfolio turnover                                                     78%         99%          69%         47%          43%

LEVERAGE ANALYSIS:
Debt outstanding at end of period at par (000 omitted)             $25,000     $21,000      $21,000     $25,000      $25,000
Average daily balance of debt outstanding (000 omitted)            $24,410     $21,000      $21,603     $25,000      $25,000
Average daily balance of shares outstanding (000 omitted)            5,986       5,986        5,986       5,986        6,389
Average debt per share                                               $4.08       $3.51        $3.61       $4.18        $3.91
Asset coverage per $1,000 of debt outstanding at end of period      $4,253      $4,414       $3,834      $3,675       $3,817

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Adjusted average net assets excludes debt outstanding.

(3) As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain (loss) per share of $0.024, a decrease in the ratio of net investment income to average net assets of 0.23%, and a decrease in the ratio of net investment income to adjusted net assets of 0.17%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in accounting.

(4) The average shares outstanding method has been applied for per share information.

See accompanying notes

NOTES                        DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  TO FINANCIAL STATEMENTS    November 30, 2004

Delaware Investments Global Dividend and Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's shares trade on the New York Stock Exchange under the symbol DGF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. If on a particular day a security does not trade, then the mean between the bid and the asked prices will normally be used. U.S. government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Distributions -- The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and if necessary, a return of capital. The current annualized rate is $0.96 per share. The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Premiums and discounts on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received from Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer.

Through December 31, 2003, certain expenses of the Fund were paid through commission arrangements with brokers. The amount of these expenses was $151 for the year ended November 30, 2004. The expense paid under the above arrangement is included on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND
   OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.70%, which is calculated daily based on the adjusted average weekly net assets. Adjusted average weekly net assets does not include the line of credit liability.

Prior to September 24, 2004, DMC had entered into a sub-advisory agreement with Delaware International Advisers Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Fund. For the services provided, DMC paid DIAL a monthly fee which was equal to 40% of the fee paid to DMC under the terms of the Investment Management Agreement. The Fund did not pay any fees directly to DIAL.

On September 24, 2004, DIAL was acquired by a venture comprised of certain members of Delaware International's management and a private equity firm, Hellman & Friedman, LLC. Immediately following this acquisition, Delaware International Advisers Ltd. was renamed Mondrian Investment Partners Limited. DMC had previously informed the Board of Directors of the Fund that it would not seek to continue the Sub-Advisory Agreement with DIAL and terminated this Agreement with DIAL shortly before its acquisition. DMC has assumed full day to day management of the Fund.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average weekly net assets, subject to an annual minimum of $100,000.

NOTES                                  DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At November 30, 2004, the Fund had liabilities payable to affiliates as follows:

   Investment management fee payable to DMC                  $60,434
   Accounting and administration fees
     and other expenses payable to DSC                        19,397
   Other expenses payable to DMC and affiliates*               8,994


*DMC, as part of its administration services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and directors fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services provided to the Fund by DMC employees. For the year ended November 30, 2004, the Fund was charged $4,279 for internal legal services provided by DMC.

Certain officers of DMC and DSC are officers and/or directors the Fund. These officers and directors are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended November 30, 2004, the Fund made purchases of $70,046,963 and sales of $67,205,309 of long-term investment securities other than long-term U.S. government securities. For year ended November 30, 2004, the Fund made purchases of $75,395,367 and sales of $77,970,269 of long-term U.S. government securities.

At November 30, 2004, the cost of investments for federal income tax purposes was $94,465,788. At November 30, 2004, the net unrealized appreciation was $17,977,837, of which $19,827,214 related to unrealized appreciation of investments and $1,849,377 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transaction are treated as ordinary income for federal income tax purposes. The distributions made by the Fund during the fiscal year ended November 30, 2004 were in excess of the net investment income earned by the Fund for financial reporting purposes. This was offset by realized gains and therefore there was not a return of capital for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2004 and 2003 was as follows:

                                       Year Ended
                              11/30/04            11/30/03
  Ordinary Income            $5,747,552          $5,492,967
  Return of capital                  --             994,113
                             ----------          ----------
  Total                      $5,747,552          $6,487,080
                             ==========          ==========

As of November 30, 2004, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                 $65,712,234
  Capital loss carryforwards                     (2,397,689)
  Unrealized appreciation on
    investments and foreign currencies           18,006,763
                                                -----------
  Net assets                                    $81,321,308
                                                ===========

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended November 30, 2004, the Fund recorded the following permanent reclassifications. Reclassifications are primarily due to tax treatment of market discounts and premiums on certain debt instruments and distributions from net realized gains. Results of operations and net assets were not affected by these reclassifications.

  Undistributed net investment income                    $302,496
  Accumulated net realized gain (loss)                    564,849
  Paid-in capital                                        (867,345)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $1,675,876 expires in 2010 and $721,813 expires in 2011. In 2004, the Fund utilized capital loss carryforwards of $3,404,323.

5. CAPITAL STOCK
The Fund did not repurchase any shares under the Share Repurchase Program or have any transactions in common shares during the year ended November 30, 2004.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

6. LINE OF CREDIT
The Fund has entered into a Line of Credit Agreement with J.P. Morgan Chase for $25,000,000 that expires on January 20, 2005. The Fund intends on extending the Line of Credit Agreement expiration date to January 19, 2006. At November 30, 2004, the par value of loans outstanding was $25,000,000 at a variable interest rate of 2.57%. During the year ended November 30, 2004, the average daily balance of loans outstanding was $24,409,836 at a weighted average interest rate of approximately 1.87%. The maximum amount of loans outstanding at any time during the year was $25,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at a rate of 0.15% per annum on the unused balance. For the year ended November 30, 2004, the Fund was charged fees of $894, which are included in "custodian fees" on the Statement of Operations. The loan is collateralized by the Fund's portfolio.

7. FOREIGN EXCHANGE CONTRACTS
The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding as of November 30, 2004.

NOTES                                  DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  TO FINANCIAL STATEMENTS (CONTINUED)

8. SECURITIES LENDING
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2004, the market value of securities on loan was $6,543,129 for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

9. GEOGRAPHIC DISCLOSURE
As of November 30, 2004, the Fund's geographic diversification (based on the issuer of each security's domicile) of its investments portfolio before security lending collateral was as follows:

                                                          PERCENTAGE
COUNTRY                           MARKET VALUE           OF NET ASSETS
----------------------------------------------------------------------
United States                     $ 60,737,646                74.69%
----------------------------------------------------------------------
Britain                              8,206,854                10.09%
----------------------------------------------------------------------
Germany                              5,530,178                 6.80%
----------------------------------------------------------------------
Australia                            4,096,604                 5.04%
----------------------------------------------------------------------
France                               3,957,378                 4.87%
----------------------------------------------------------------------
Italy                                2,912,599                 3.58%
----------------------------------------------------------------------
Japan                                2,823,448                 3.47%
----------------------------------------------------------------------
Canada                               2,199,252                 2.70%
----------------------------------------------------------------------
Netherlands                          2,139,225                 2.63%
----------------------------------------------------------------------
Belgium                              2,038,825                 2.51%
----------------------------------------------------------------------
Spain                                1,970,636                 2.42%
----------------------------------------------------------------------
Supranational                        1,718,217                 2.11%
----------------------------------------------------------------------
Austria                              1,515,534                 1.86%
----------------------------------------------------------------------
Poland                               1,386,961                 1.71%
----------------------------------------------------------------------
Finland                                911,412                 1.12%
----------------------------------------------------------------------
Hong Kong                              839,884                 1.03%
----------------------------------------------------------------------
New Zealand                            817,871                 1.01%
----------------------------------------------------------------------
Singapore                              429,338                 0.53%
----------------------------------------------------------------------
South Africa                           375,536                 0.46%
----------------------------------------------------------------------
Luxembourg                             203,988                 0.25%
----------------------------------------------------------------------
Norway                                 188,747                 0.23%
----------------------------------------------------------------------
British Virgin Islands                 106,920                 0.13%
----------------------------------------------------------------------
Sweden                                 104,825                 0.13%
----------------------------------------------------------------------
Bahamas                                 95,475                 0.12%
----------------------------------------------------------------------
Ireland                                 90,000                 0.11%
----------------------------------------------------------------------
Bermuda                                 88,294                 0.11%
----------------------------------------------------------------------
Marshall Island                         86,500                 0.11%
----------------------------------------------------------------------
Liberia                                 81,563                 0.10%
----------------------------------------------------------------------
Cayman Islands                          59,950                 0.08%
----------------------------------------------------------------------
TOTAL                             $105,713,660               130.00%

Like any investment in securities, the value of the Fund may be subject to risk or loss from market, currency, economic and political factors, which occur in the countries where the Fund is invested.

NOTES                                  DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  TO FINANCIAL STATEMENTS (CONTINUED)

10. CREDIT AND MARKET RISKS
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests in real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2004. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

11. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Delaware Investments Global Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets of the Delaware Investments Global Dividend and Income Fund, Inc. (the "Fund") as of November 30, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Investments Global Dividend and Income Fund, Inc. at November 30, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                              /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 11, 2005

OTHER                 DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  FUND INFORMATION


TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2004, the Fund designates distributions paid during the year as follows:

    (A)                (B)
 Long-Term          Ordinary           (C)
Capital Gains        Income         Return of         Total            (D)
Distributions     Distributions       Capital      Distribution     Qualifying
 (Tax Basis)       (Tax Basis)      (Tax Basis)     (Tax Basis)     Dividends(1)
-------------     -------------     -----------    ------------     ------------
     --                100%             --              100%            15%

(A) (B) and (C) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of the Fund's ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended November 30, 2004, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $5,747,552 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

CHANGE TO FUND'S INVESTMENT OBJECTIVES AND POLICIES (UNAUDITED)
As approved by the Fund's Board of Directors, the Fund will consider American Depositary Receipts ("ADRs") purchased by the Fund to be foreign securities under the Fund's investment objectives and policies.

CORPORATE GOVERNANCE (UNAUDITED)
The Fund's audit committee charter is available on its web site at http://www.delawareinvestments.com, and the charter is also available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2004 to the NYSE on September 17, 2004 stating that the CEO was not aware of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund has filed the required CEO/CFO certifications regarding the quality of the Fund's public disclosure as exhibits to the Form N-CSRs and Form N-Qs filed by the Fund over the past fiscal year. The Fund's Form N-CSR and Form N-Q filings are available on the Commission's web site at http://www.sec.gov.

PROXY RESULTS (UNAUDITED)
The Fund held its Annual Meeting of Shareholders on August 19, 2004.
At the Annual Meeting, the Fund's shareholders elected eight Directors. The results of the voting at the meeting were as follows:

                              SHARES                 SHARES          SHARES
NOMINEE                      VOTED FOR           VOTED AGAINST    VOTED ABSTAIN
--------------------------------------------------------------------------------
Jude T. Driscoll             4,580,004               93,096            --
--------------------------------------------------------------------------------
Walter P. Babich             4,573,434               99,666            --
--------------------------------------------------------------------------------
John H. Durham               4,578,623               94,477            --
--------------------------------------------------------------------------------
John A. Fry                  4,580,804               92,296            --
--------------------------------------------------------------------------------
Anthony D. Knerr             4,580,123               92,977            --
--------------------------------------------------------------------------------
Ann R. Leven                 4,579,204               93,896            --
--------------------------------------------------------------------------------
Thomas F. Madison            4,578,766               94,334            --
--------------------------------------------------------------------------------
Janet L. Yeomans             4,579,454               93,646            --
--------------------------------------------------------------------------------

BOARD OF DIRECTORS AND OFFICERS ADDENDUM

A fund is governed by a Board of Directors which has oversight responsibility for the management of a fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager and others that perform services for the fund. The independent fund Directors, in particular, are advocates for shareholder interests. The following is a list of the Directors and Officers with certain background and related information.

                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen      Held by
  Address                      Held with          Length of Time               During               by Director        Director
and Birthdate                    Fund                 Served                Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

   JUDE T. DRISCOLL(2)    Chairman, President        4 Years -           Since August 2000,             75             None
   2005 Market Street   Chief Executive Officer Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA       and Director(4)                         various executive capacities
       19103                                         1 year -          at different times at
                                                      Trustee         Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

   WALTER P. BABICH              Director            16 Years              Board Chairman -            92             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   JOHN H. DURHAM                Director            25 Years(3)           Private Investor            92       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   JOHN A. FRY                   Director(4)          3 Years                 President -              75          Director -
 2005 Market Street                                                    Franklin & Marshall College              Community Health
 Philadelphia, PA                                                        (June 2002 - Present)                       Systems
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  ANTHONY D. KNERR               Director            11 Years        Founder/Managing Director -       92             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938


                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen      Held by
  Address                      Held with           Length of Time               During               by Director        Director
and Birthdate                    Fund                  Served                Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)

   ANN R. LEVEN                  Director             15 Years     Treasurer/Chief Fiscal Officer -    92           Director and
 2005 Market Street                                                     National Gallery of Art                   Audit Committee
 Philadelphia, PA                                                           (1994 - 1999)                        Chairperson - Andy
     19103                                                                                                        Warhol Foundation

                                                                                                                     Director -
                                                                                                                   Systemax Inc.
   November 1, 1940


   THOMAS F. MADISON             Director            10 Years               President/Chief            92           Director -
   2005 Market Street                                                     Executive Officer -                     Banner Health
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                     Director -
                                                                            and Consulting)                      CenterPoint Energy
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                                Director -
                                                                                                                Digital River Inc.

                                                                                                                Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   JANET L. YEOMANS              Director             5 Years           Vice President/Mergers &       92             None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    JOSEPH H. HASTINGS          Executive             1 Year          Mr. Hastings has served in       92             None(5)
    2005 Market Street       Vice President                          various executive capacities
     Philadelphia, PA              and                                  at different times at
         19103               Chief Financial                            Delaware Investments.
                                 Officer


   Decenber 19, 1949

   RICHELLE S. MAESTRO   Executive Vice President,    1 Year         Ms. Maestro has served in         92             None(5)
   2005 Market Street       Chief Legal Officer                    various executive capacities
    Philadelphia, PA          and Secretary                           at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   MICHAEL P. BISHOF        Senior Vice President     8 Years          Mr. Bishof has served in        92             None(5)
   2005 Market Street           and Treasurer                        various executive capacities
    Philadelphia, PA                                                    at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the registrant's investment advisor and its administrator.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the funds of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

(5) Mr. Hastings, Mr. Bishof and Ms. Maestro also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor and administrator as the registrant.

Delaware                                   [LOGO OMITTED]
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Investments Global Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.

BOARD OF DIRECTORS                        AFFILIATED OFFICERS                            CONTACT INFORMATION

JUDE T. DRISCOLL                          JOSEPH H. HASTINGS                             INVESTMENT MANAGER
Chairman                                  Executive Vice President and                   Delaware Management Company
Delaware Investments Family of Funds      Chief Financial Officer                        Philadelphia, PA
Philadelphia, PA                          Delaware Investments Family of Funds
                                          Philadelphia, PA                               PRINCIPAL OFFICE OF THE FUND
WALTER P. BABICH                                                                         2005 Market Street
Board Chairman                            RICHELLE S. MAESTRO                            Philadelphia, PA 19103
Citadel Construction Corporation          Executive Vice President,
King of Prussia, PA                       Chief Legal Officer and Secretary              INDEPENDENT REGISTERED PUBLIC
                                          Delaware Investments Family of Funds           ACCOUNTING FIRM
JOHN H. DURHAM                            Philadelphia, PA                               Ernst & Young LLP
Private Investor                                                                         2001 Market Street
Gwynedd Valley, PA                        MICHAEL P. BISHOF                              Philadelphia, PA 19103
                                          Senior Vice President and Treasurer
JOHN A. FRY                               Delaware Investments Family of Funds           REGISTRANT AND STOCK TRANSFER AGENT
President                                 Philadelphia, PA                               Mellon Investor Services, LLC
Franklin & Marshall College                                                              Overpeck Centre
Lancaster, PA                             +-----------------------------------------+    85 Challenger Road
                                          | The Fund files its complete schedule    |    Ridgefield, NJ 07660
ANTHONY D. KNERR                          | of portfolio holdings with the          |    800 851-9677
Managing Director                         | Securities and Exchange Commission for  |
Anthony Knerr & Associates                | the first and third quarters of each    |    FOR SECURITIES DEALERS AND FINANCIAL
New York, NY                              | fiscal year on Form N-Q. The Fund's     |    INSTITUTIONS REPRESENTATIVES ONLY
                                          | Forms N-Q, as well as a description of  |    800 362-7500
ANN R. LEVEN+                             | the policies and procedures that the    |
Former Treasurer/Chief Fiscal Officer     | Fund uses to determine how to vote      |    WEB SITE
National Gallery of Art                   | proxies (if any) relating to portfolio  |    www.delawareinvestments.com
Washington, DC                            | securities is available without charge  |
                                          | (i) upon request, by calling 800        |
THOMAS F. MADISON+                        | 523-1918; (ii) on the Fund's Web site   |
President and Chief Executive Officer     | at http://www.delawareinvestments.com;  |
MLM Partners, Inc.                        | and (iii) on the Commission's Web site  |
Minneapolis, MN                           | at http://www.sec.gov. The Fund's       |
                                          | Forms N-Q may be reviewed and copied    |
JANET L. YEOMANS+                         | at the Commission's Public Reference    |
Vice President/Mergers & Acquisitions     | Room in Washington, DC; information on  |    +----------------------------------------+
3M Corporation                            | the operation of the Public Reference   |    | YOUR REINVESTMENT OPTIONS              |
St. Paul, MN                              | Room may be obtained by calling         |    | Delaware Investments Global Dividend   |
                                          | 1-800-SEC-0330.                         |    | and Income Fund, Inc. offers an        |
                                          |                                         |    | automatic dividend reinvestment        |
                                          | Information (if any) regarding how the  |    | program. If you would like to reinvest |
                                          | Fund voted proxies relating to          |    | dividends, and shares are registered   |
                                          | portfolio securities during the most    |    | in your name, contact Mellon Investor  |
                                          | recently disclosed 12-month period      |    | Services, LLC at 800 851-9677. You     |
                                          | ended June 30 is available without      |    | will be asked to put your request in   |
                                          | charge (i) through the Fund's Web site  |    | writing. If you have shares registered |
                                          | at http://www.delawareinvestments.com;  |    | in "street" name, contact the broker/  |
                                          | and (ii) on the Commission's Web site   |    | dealer holding the shares or your      |
                                          | at http://www.sec.gov.                  |    | financial advisor.                     |
                                          +-----------------------------------------+    +----------------------------------------+



+ Audit Committee Member

(9099)                                                                                                            Printed in the USA
AR-DGF [11/04] IVES 1/05                                                                                                       J9930

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans(1)


Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $29,250 for the fiscal year ended November 30, 2004.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $26,025 for the fiscal year ended November 30, 2003.


_______________________
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         (b) Audit-related fees.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $21,350 for the Registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual fund accounting service agent contract renewal and the pass-through of internal legal cost relating to the operations of the Registrant.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $15,750 for the Registrant's fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual fund accounting service agent contract renewal and the pass-through of internal legal cost relating to the operations of the Registrant.

         (c) Tax fees.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $1,750 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $1,250 for the fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     (e) The Registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the Registrant's independent auditors for services rendered to the Registrant and to its investment adviser(s) and other service providers under common control with the adviser(s) were $340,584 and $218,805 for the Registrant's fiscal years ended November 30, 2004 and November 30, 2003, respectively.

     (h) In connection with its selection of the independent auditors, the Registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant's Audit Committee are Ann R. Leven, Thomas F. Madison and Janet L. Yeomans.


Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         The registrant has formally delegated to its investment adviser(s) (including any sub-adviser) (the "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the registrant's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the registrant.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are generally determined on a case-by-case basis; (vii) generally vote for reports on the level of greenhouse gas emissions from a company's operations and products; and (viii) generally vote for proposals requesting the company to report on its policies and practices related to social, environmental and economic sustainability.

         Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.


Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Applicable to Form N-CSRs filed for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11. Controls and Procedures


         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits


(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT: Delaware Investments Global Dividend and Income Fund, Inc.

JUDE T. DRISCOLL
---------------------------------
By:    Jude T. Driscoll
Title: Chairman


Date:  2/1/05



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

JUDE T. DRISCOLL
---------------------------------
By:    Jude T. Driscoll
Title: Chairman


Date:  2/1/05



JOSEPH H. HASTINGS
---------------------------------
By:    Joseph H. Hastings
Title: Chief Financial Officer


Date:  2/1/05